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                                                                   EXHIBIT 23.1



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 12, 1998 incorporated by reference in United HealthCare Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.



                                             ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
April 13, 1998